Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 4

Dated as of April 10, 2012

to

CREDIT AGREEMENT

Dated as of February 8, 2010

THIS AMENDMENT NO. 4 (“Amendment”) is made as of April 10, 2012 by and among Encore Capital Group, Inc. (the “Borrower”), the financial institutions listed on the signature pages hereof (the “Lenders”) and JPMorgan Chase Bank, N.A. (“JPMorgan”), as Collateral Agent (the “Collateral Agent”) and as Administrative Agent (the “Administrative Agent” and, together with the Collateral Agent, the “Agents”), under that certain Credit Agreement dated as of February 8, 2010 by and among the Borrower, the Lenders and the Agents (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent agree to certain amendments with respect to the Credit Agreement;

WHEREAS, the Lenders party hereto and the Administrative Agent have agreed to such amendments on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent have agreed to enter into this Amendment.

1. Amendments to Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 3 below, the Credit Agreement is amended as follows:

(a) Section 1.1 of the Credit Agreement is amended to add the following definition in its appropriate alphabetical order therein:

“ “Amendment No. 4 Effective Date” means April 10, 2012.”

(b) Section 1.1 of the Credit Agreement is further amended to amend and restate the definition of “Aggregate Revolving Loan Commitment” set forth therein in its entirety as follows:

“ “Aggregate Revolving Loan Commitment” means the aggregate of the Revolving Loan Commitments of all the Lenders, as may be increased or reduced from time to time pursuant to the terms hereof. The Aggregate Revolving Loan Commitment as of the Amendment No. 4 Effective Date is Five Hundred Twenty Five Million Five Hundred Thousand and 00/100 Dollars ($525,500,000).”

(c) Section 2.5.3 of the Credit Agreement is hereby amended to amend and restate the first sentence thereof in its entirety as follows:

“At any time, but not more than two (2) times during the period commencing on the Amendment No. 4 Effective Date and ending on the three-year anniversary of the Closing Date and not more than three (3) times during each successive one-year anniversary of the Closing Date, the Borrower may request that the Aggregate Revolving Loan Commitment be increased; provided that (A) the Aggregate Revolving Loan Commitment shall at no time exceed $625,500,000 minus the aggregate amount of all reductions in the Aggregate Revolving Loan Commitment previously made pursuant to Section 2.5.2; (B) such request shall be in an amount not less than $5,000,000; and (C) the aggregate amount of all such increases effected on or after the Amendment No. 4 Effective Date shall not exceed $100,000,000.”

(d) The Revolving Loan Commitments of certain of the Lenders (the “Increasing Lenders”) are hereby increased as set forth in the Commitment Schedule on Annex A attached hereto. Certain financial institutions not party to the Credit Agreement prior to the date hereof are identified as New Lenders on Annex A attached hereto (the “New Lenders”). Upon the effectiveness hereof and the execution hereof by each New Lender, such New Lender shall constitute a “Lender” for all purposes under the Loan Documents. Accordingly, the Commitment Schedule attached to the Credit Agreement is hereby amended and restated in its entirety in the form attached hereto as Annex A. The Borrower hereby agrees to compensate each Lender for any and all losses, costs and expenses incurred by such Lender in connection with the sale and assignment of any Eurodollar Loans and the reallocation described in Section 2 below (unless such compensation is waived by such Lender in its sole discretion), in each case on the terms and in the manner set forth in Section 3.4 of the Credit Agreement.

2. Reallocations. The Administrative Agent shall (and the Lenders party hereto authorize the Administrative Agent to) make such reallocations of the Aggregate Outstanding Revolving Credit Exposure under the Credit Agreement as are necessary in order that the Revolving Credit Exposure with respect to such Lender reflects such Lender’s Revolving Loan Pro Rata Share of the Aggregate Outstanding Revolving Credit Exposure under the Credit Agreement as amended hereby.

3. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that (a) the Administrative Agent shall have received (i) counterparts of this Amendment duly executed by the Borrower, each Increasing Lender, each New Lender, the Required Lenders, the Administrative Agent and the Collateral Agent and the Consent and Reaffirmation attached hereto duly executed by the Guarantors and (ii) such other opinions, instruments and documents as are reasonably requested by the Administrative Agent and the Collateral Agent and (b) the Borrower shall have paid, to the extent invoiced, all fees and expenses of the Administrative Agent and its affiliates (including attorneys’ fees and expenses) in connection with this Amendment and the other Loan Documents.

4. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

(a) This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms.

(b) As of the date hereof and giving effect to the terms of this Amendment, (i) there exists no Default or Unmatured Default and (ii) the representations and warranties contained in Article V

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of the Credit Agreement, as amended hereby, are true and correct, except for representations and warranties made with reference solely to an earlier date.

5. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) Other than as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

6. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York, but giving effect to federal laws applicable to national banks.

7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

8. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

ENCORE CAPITAL GROUP, INC.,
as the Borrower

By:	/s/ J. Brandon Black
Name:	J. Brandon Black
Title:	President

Signature Page to Amendment No. 4

Encore Capital Group, Inc.

Credit Agreement dated as of February 8, 2010

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and as a Lender

By:	/s/ Anna C. Araya
Name:	Anna C. Araya
Title:	Vice President

JPMORGAN CHASE BANK, N.A.,
as Collateral Agent

By:	/s/ Anna C. Araya
Name:	Anna C. Araya
Title:	Vice President

Signature Page to Amendment No. 4

Encore Capital Group, Inc.

Credit Agreement dated as of February 8, 2010

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Christopher D. Pannacciulli
Name:	Christopher D. Pannacciulli
Title:	Senior Vice President

Signature Page to Amendment No. 4

Encore Capital Group, Inc.

Credit Agreement dated as of February 8, 2010

FIFTH THIRD BANK, as a Lender

By:	/s/ Gregory J. Vollmer
Name:	Gregory J. Vollmer
Title:	Vice President

Signature Page to Amendment No. 4

Encore Capital Group, Inc.

Credit Agreement dated as of February 8, 2010

SUNTRUST BANK, as a Lender

By:	/s/ Douglas O’Bryan
Name:	Douglas O’Bryan
Title:	Director

Signature Page to Amendment No. 4

Encore Capital Group, Inc.

Credit Agreement dated as of February 8, 2010

MORGAN STANLEY SENIOR FUNDING, INC., as a Lender

By:	/s/ Harry Comninellis
Name:	Harry Comninellis
Title:	Vice President

Signature Page to Amendment No. 4

Encore Capital Group, Inc.

Credit Agreement dated as of February 8, 2010

CALIFORNIA BANK & TRUST, as a Lender

By:	/s/ Michael G. Powell
Name:	Michael G. Powell
Title:	Senior Vice President

Signature Page to Amendment No. 4

Encore Capital Group, Inc.

Credit Agreement dated as of February 8, 2010

COMPASS BANK, as a Lender

By:	/s/ Mark Sunderland
Name:	Mark Sunderland
Title:	Senior Vice President

Signature Page to Amendment No. 4

Encore Capital Group, Inc.

Credit Agreement dated as of February 8, 2010

ISRAEL DISCOUNT BANK OF NEW YORK, as a Lender

By:	/s/ Kenneth Lipke
Name:	Kenneth Lipke
Title:	First Vice President

Signature Page to Amendment No. 4

Encore Capital Group, Inc.

Credit Agreement dated as of February 8, 2010

BANK LEUMI, USA, as a Lender

By:	/s/ Vandit Jan-Engel
Name:	Vandit Jan-Engel
Title:	Vice President

Signature Page to Amendment No. 4

Encore Capital Group, Inc.

Credit Agreement dated as of February 8, 2010

MANUFACTURERS BANK, as a Lender

By:	/s/ Maureen Kelly
Name:	Maureen Kelly
Title:	Vice President

Signature Page to Amendment No. 4

Encore Capital Group, Inc.

Credit Agreement dated as of February 8, 2010

ING CAPITAL LLC, as a Lender

By:	/s/ Mary Forstner
Name:	Mary Forstner
Title:	Director

Signature Page to Amendment No. 4

Encore Capital Group, Inc.

Credit Agreement dated as of February 8, 2010

UNION BANK, N.A., as a Lender

By:	/s/ Edmund Ozorio
Name:	Edmund Ozorio
Title:	Vice President

Signature Page to Amendment No. 4

Encore Capital Group, Inc.

Credit Agreement dated as of February 8, 2010

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a New Lender

By:	/s/ Mary Conners
Name:	Mary Conners
Title:	Director

By:	/s/ Kevin Tanzer
Name:	Kevin Tanzer
Title:	Director

Signature Page to Amendment No. 4

Encore Capital Group, Inc.

Credit Agreement dated as of February 8, 2010

FIRST BANK, as a New Lender

By:	/s/ Susan J. Pepping
Name:	Susan J. Pepping
Title:	Vice President

Signature Page to Amendment No. 4

Encore Capital Group, Inc.

Credit Agreement dated as of February 8, 2010

AMALGAMATED BANK, as a New Lender

By:	/s/ Jackson Eng
Name:	Jackson Eng
Title:	First Vice President

Signature Page to Amendment No. 4

Encore Capital Group, Inc.

Credit Agreement dated as of February 8, 2010

CATHAY BANK, CALIFORNIA BANKING CORPORATION, as a New Lender

By:	/s/ Shahid Kathrada
Name:	Shahid Kathrada
Title:	Vice President

Signature Page to Amendment No. 4

Encore Capital Group, Inc.

Credit Agreement dated as of February 8, 2010

ANNEX A

COMMITMENT SCHEDULE

Lender[1]	Amount of Revolving Loan Commitment

JPMorgan Chase Bank, N.A.	$55,000,000

Bank of America, N.A.	$55,000,000

Deutsche Bank Trust Company Americas*	$50,000,000

SunTrust Bank	$50,000,000

ING Capital LLC	$45,000,000

California Bank & Trust	$40,000,000

Fifth Third Bank	$40,000,000

Morgan Stanley Senior Funding, Inc.	$40,000,000

Citibank, N.A.	$33,000,000

Bank Leumi USA	$20,000,000

Compass Bank, successor in interest to Guaranty Bank	$20,000,000

Israel Discount Bank of New York	$20,000,000

Amalgamated Bank*	$15,000,000

First Bank*	$15,000,000

Cathay Bank, California Banking Corporation*	$10,000,000

Union Bank, N.A.	$10,000,000

Manufacturers Bank	$7,500,000

TOTAL	$525,500,000

[1]	Lenders marked with an “*” are New Lenders.

CONSENT AND REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 4 to the Credit Agreement dated as of February 8, 2010 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Encore Capital Group, Inc. (the “Borrower”), the financial institutions from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., in its individual capacity as a Lender and in its capacities as contractual representative (the “Administrative Agent”) and as collateral agent (the “Collateral Agent”), which Amendment No. 4 is dated as of April 10, 2012 (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent, the Collateral Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Guaranty Agreement, the Pledge and Security Agreement and any other Loan Document executed by it and acknowledges and agrees that such agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.

All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as each of the same may from time to time hereafter be amended, modified or restated.

Dated: April 10, 2012

[Signature Page Follows]

MIDLAND CREDIT MANAGEMENT, INC.		ASCENSION CAPITAL GROUP, INC.

By:	/s/ J. Brandon Black	By:	/s/ J. Brandon Black
Name:	J. Brandon Black	Name:	J. Brandon Black
Title:	President	Title:	President

MIDLAND PORTFOLIO SERVICES, INC.		MIDLAND FUNDING LLC

By:	/s/ J. Brandon Black	By:	/s/ J. Brandon Black
Name:	J. Brandon Black	Name:	J. Brandon Black
Title:	President	Title:	President

MIDLAND INDIA LLC		MIDLAND INTERNATIONAL LLC

By:	/s/ Glen Freter	By:	/s/ J. Brandon Black
Name:	Glen Freter	Name:	J. Brandon Black
Title:	Treasurer	Title:	President

MIDLAND FUNDING NCC-2 CORPORATION		MRC RECEIVABLES CORPORATION

By:	/s/ J. Brandon Black	By:	/s/ J. Brandon Black
Name:	J. Brandon Black	Name:	J. Brandon Black
Title:	President	Title:	President

Signature Page to Consent and Reaffirmation

Amendment No. 4

Encore Capital Group, Inc.

Credit Agreement dated as of February 8, 2010